UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): May 1, 2001

                       ELECTRONIC BUSINESS SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     2-96392-A                65-0952956
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)


         1800 NW 49th Street, Suite 100
             Fort Lauderdale, FL                                  33309
   (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (954) 229-5100

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Item 4. Changes in Registrant's Certifying Accountant

The auditor of Electronic Business Services, Inc. (the" Company"), Radin Glass & Co, LLC, (the "Accountant") has resigned contemporaneously herewith and has been asked to furnish a letter to the Securities and Exchange Commission that it has no material disagreements with the statements made in this Item 4.

Management represents as follows:

     1. There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion and was (not) qualified or modified as to audit scope or accounting principles. The auditors' report was modified for a going concern uncertainty.

     2. The decision to change accountants from Radin Glass and Co, LLC to Sweeney Gates & Company has been approved by the Company's Board.

     3. During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

     4. The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(v) of Regulation S-K, including but not limited to:

          a. the Accountant has not advised the registrant that the registrant lacks internal controls necessary for the registrant to develop reliable financial statements;

          b. the Accountant has not advised the registrant that information has come to the Accountant's attention that it can no longer rely on management's representations, or that it is unwilling to be associated with the financial statements prepared by management;

          c. the Accountant has not advised the registrant of the need to expand significantly the scope of its audit, nor has it notified the registrant that it has come to the Accountant's attention that if further investigated may (1) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (2) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

          d. the Accountant has not advised the registrant that the Accountant may have information that could materially impact the fairness or reliability of

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               either (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

          e. the registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating that it agrees with the statements made by the registrant. The Company has appended such letter hereto as Exhibit 16(b).

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

16(a) Letter from Radin Glass & Co, LLC to the Securities and Exchange Commission dated May 11, 2001

16(b) Letter from Radin Glass & Co, LLC to the Securities and Exchange Commission dated June 5, 2001